UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06378

Templeton Developing Markets Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1.	Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

Emerging markets are at a rare inflection point with multiple crosscurrents. A combination of the ultra-loose monetary policy hangover from the global financial crisis more than a decade ago, low global growth environment from weak manufacturing and industrial activity, continued rise of the consumer, and disruptions and opportunities of the new economy have provided a heady mix.

The emerging market landscape continues to transform as policymakers focus on building resilience during times of stress. Emerging market economies are more diversified now—with domestic consumption and technology offering new drivers of growth—and are growing less reliant on commodities and low-cost manufacturing. Since the turn of the century, we have witnessed a significant increase in the trade value of high-tech goods being exported by emerging market countries. We have also seen how companies are using innovation and technology to leapfrog and disrupt traditional business models.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Developing Market Trust’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Manraj S. Sekhon, CFA
Chief Investment Officer
Franklin Templeton Emerging Markets Equity

This letter reflects our analysis and opinions as of December 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Templeton Developing Markets Trust

This annual report for Templeton Developing Markets Trust covers the fiscal year ended December 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located or operating in “developing market countries,” as defined in the Fund’s prospectus.

Performance Overview

The Fund’s Class A shares posted a +26.39% cumulative total return for the 12 months under review. In comparison, the MSCI Emerging Markets (EM) Index posted a +18.90% total return, and the Standard & Poor’s®/International Finance Corporation Investable Composite Index posted a +18.09% total return for the same period.1 The indexes measure global emerging market stock performance. Please note, index performance is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Emerging market economies in general continued to grow faster than their developed market counterparts during the reporting period, though several emerging market countries’ growth rates fell to multi-year lows. China’s year-on-year growth rate in 2019’s third and fourth quarters reached the lowest level since 1992. Trade tensions with the U.S. and soft global demand weighed on the economy, while increased

Geographic Composition

Based on Total Net Assets as of 12/31/19

industrial production provided some support. Taiwan’s year-on-year growth rate slowed in 2019’s first quarter before accelerating in the next three quarters. South Korea’s year-on-year growth rate slowed in 2019’s first quarter, then improved in the next three quarters, aided by exports, services and consumption. India’s year-on-year growth rate moderated to a six-year low in 2019’s third quarter, as exports and manufacturing contracted. Turning to Europe, Russia’s year-on-year growth rate accelerated in 2019’s second and third quarters following a slowdown in the first quarter. Many sectors saw quarterly contractions, while manufacturing, real estate activities and financial and insurance activities growth accelerated. In Latin America, Brazil’s year-on-year growth rate accelerated in 2019’s second and third quarters, aided by household spending and construction, after moderating in the first quarter.

Many emerging market central banks adopted more accommodative monetary policies during the period in response to sluggish global economic growth and U.S.-China trade tensions. The People’s Bank of China (PBOC) implemented an interest-rate reform in August, designating the loan prime rate (LPR) as the new benchmark for household and business loans, effectively lowering interest rates. The PBOC subsequently lowered the LPR twice.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 16.

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Additionally, the PBOC lowered its cash reserve requirement ratio for some banks in an effort to improve market liquidity. Taiwan’s central bank left its benchmark interest rate unchanged during the period, while South Korea’s central bank lowered its benchmark interest rate twice amid deflationary pressures. India’s central bank cut its benchmark rate several times in an effort to boost slowing growth. Russia’s central bank cut its key rate several times as inflation slowed. Meanwhile in Brazil, the central bank cut its benchmark interest rate several times to its lowest rate on record due to a slower-than-expected economic recovery and relatively benign inflation.

Emerging market equities rose during the 12-month period, though they lagged their developed market counterparts. Calendar-year 2019 was a strong but volatile year for emerging market stocks, which performed well in the first and fourth quarters but posted anemic or negative returns in the middle two quarters. Interest-rate cuts by the U.S. Federal Reserve and other central banks supported equities, as did signs of an imminent phase one trade agreement between the U.S. and China near year-end. Factors holding back gains included persistent U.S.-China trade tensions, geopolitical instability and the global economic slowdown. Regionally, Asian emerging market equities were led by export-oriented Taiwan, partly due to strong pre-orders of the new iPhone. In Latin America, Brazil posted strong returns as investors responded positively to President Jair Bolsonaro’s economic policies. In Europe, Russian equities posted robust returns due to many companies’ greater emphasis on shareholder returns as well as the country’s perceived relative insulation from global trade conflicts. In this environment, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +18.90% total return for the 12 months ended December 31, 2019.1

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a company. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities. Our analysis considers the company’s position in its sector, the economic framework and political environment.

Top 10 Countries

12/31/19

% of Total Net Assets
China	27.1%
South Korea	17.0%
Taiwan	10.8%
Russia	8.1%
Brazil	8.0%
India	7.8%
South Africa	3.9%
U.S.	2.8%
U.K.	2.7%
Thailand	2.5%

Manager’s Discussion

Key stock contributors to absolute performance during the reporting period were Taiwan Semiconductor Manufacturing Co. (TSMC), Samsung Electronics and Alibaba Group Holding.

TSMC is one of the world’s leading semiconductor manufacturers and counts major technology companies among its clients. The chip maker posted solid growth in its 2019 third-quarter revenues and earnings, and projected further revenue growth due to the rollout of premium smartphones and high-performance computing applications. An improving global outlook for memory chips and easing U.S.-China trade friction—which boosted sentiment towards companies within the global technology supply chain—further benefitted the company. As a supplier to smartphone maker Apple (not a Fund holding), TSMC also rose on better-than-expected sales for the latest iPhone.

Samsung is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode (LED) displays. The company’s share price was pressured early in the year by disappointing first- and second-quarter 2019 corporate results, weak investor confidence in the technology sector and increased macroeconomic uncertainties resulting from geopolitical issues. In the latter part of the period, shares recovered to near record highs due to expectations of better supply and demand dynamics leading to the bottoming of memory prices as well as improving market sentiment.

Alibaba is the leading e-commerce company in China. The company also provides cloud computing services and is involved in payment, financing and logistics services. Following a period of share-price volatility driven by the

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U.S.-China trade conflict, shares jumped in the final quarter to end 2019 at a record high. Operationally, Alibaba continued to report strong quarterly results throughout the year. Solid e-commerce sales growth trends in China also boded well for the company’s businesses. Strong investor demand for its secondary listing in Hong Kong and market optimism about its multiple digital ventures further drove investor confidence in the stock.

In contrast, key detractors included Massmart Holdings, Glenmark Pharmaceuticals and HDC Hyundai Development Co-Engineering & Construction (HDC).

Massmart is a leading South African wholesaler, distributor and retailer of food products, general merchandise, alcohol, and home improvement equipment and supplies. U.S.-based Walmart (not a Fund holding), the world’s largest retailer, owns a controlling stake in the company. Weak merchandising, online competition and slowing revenue growth amid a weak macroeconomic environment has delayed a turnaround in the group’s retail discount stores segment. Depreciation in regional currencies further pressured the business and, following the release of a profit decline warning, the company reported a loss for the first half of 2019 and did not pay out any dividends. The resignation of the chief executive officer (CEO) and chief financial officer further impacted sentiment. A new CEO was brought in from Walmart to turn around the business, and we have already seen some management changes aimed at driving sales and margins. The stock price has since stabilized on expectations that the new management will continue to take a proactive approach.

Glenmark Pharmaceuticals is a mid-size Indian pharmaceutical company with a presence in generics and research and development. The company’s shares fell sharply due to delays in U.S. approvals, including for the launch of a new product for the treatment of seasonal allergic rhinitis, and regulatory concerns at one of its formulation facilities. Weak 2019 second-quarter results further impacted sentiment, as lower U.S. revenues and higher research and development costs led to lower-than-expected revenue and earnings. Shares rebounded late in the year, however, following the release of better-than-expected third-quarter results driven by strong performance in India and the U.S.

HDC is a leading residential property developer in South Korea. With a strong brand name, “I-Park,” the company is estimated to have the largest market share in the residential

Top 10 Holdings

12/31/19

Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	8.4%
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	7.8%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	6.0%
Tencent Holdings Ltd. Interactive Media & Services, China	5.5%
ICICI Bank Ltd. Banks, India	4.2%
Naspers Ltd. Internet & Direct Marketing Retail, South Africa	3.2%
Naver Corp. Interactive Media & Services, South Korea	3.0%
Unilever PLC Personal Products, U.K.	2.7%
Brilliance China Automotive Holdings Ltd. Automobiles, China	2.7%
Banco Bradesco SA Banks, Brazil	2.5%

construction business in South Korea. The downturn in the housing market and delayed development projects due to the government’s tightening regulations continued to impact investor sentiment in the stock. Disappointing third-quarter results, which included a decline in revenues and operating profits, also pressured shares. The company’s ultimately successful bid to acquire South Korean airline Asiana Airlines also hurt its share price. Though HDC has some exposure to non-residential businesses like hotels and duty-free stores, investors viewed the move unfavorably due to its divergence from the company’s core activity and concerns that acquisition costs could impact company finances.

In the last 12 months, the Fund increased its holdings in China, Brazil and Mexico. Investments in U.S.-listed companies that have significant exposure to emerging markets were also increased. In terms of sectors, additions were undertaken in financials and industrials.2 Key additions to the portfolio included Cognizant Technology Solutions, a major global information technology services company, Vale, a major global iron ore producer, and Samsung Life

2. The financials sector comprises banks, capital markets, diversified financial services and insurance in the SOI. The industrials sector comprises construction and engineering, industrial conglomerates and transportation infrastructure in the SOI.

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Insurance, one of the largest insurance companies in South Korea. We increased our existing positions in Tencent Holdings, one of the largest internet services companies in China, and China Resources Cement Holdings, a leading cement and concrete producer in Southern China.

The Fund reduced its investments in South Africa, Taiwan and Peru to allow the Fund to focus on stocks we deemed to be more attractively valued within our investment universe. Sectors which experienced the largest sales were consumer discretionary, communication services and information technology.3 Key reductions included Naspers, an internet and media group based in South Africa; Prosus, the international internet assets spin-off of Naspers; and Ping An Bank, a Chinese Bank. Key liquidations included Peruvian precious metals company Compania De Minas Buenaventura, cement producer Semen Indonesia and Bank Danamon Indonesia.

We thank you for your continued participation in Templeton Developing Markets Trust and look forward to serving your future investment needs.

Chetan Sehgal, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; internet and direct marketing retail; multiline retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment, interactive media and services, media and wireless telecommunication services in the SOI. The information technology sector comprises electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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Performance Summary as of December 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
1-Year	+26.39%	+19.42%
5-Year	+40.56%	+5.85%
10-Year	+42.62%	+3.03%

Advisor
1-Year	+26.67%	+26.67%
5-Year	+42.27%	+7.31%
10-Year	+46.37%	+3.88%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (1/1/10–12/31/19)

Advisor Class (1/1/10–12/31/19)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–12/31/19)

Share Class	Net Investment Income	Long-Term Capital Gain	Total
A	$0.7647	$0.2315	$0.9962
C	$0.5771	$0.2315	$0.8086
R	$0.7108	$0.2315	$0.9423
R6	$0.8452	$0.2315	$1.0767
Advisor	$0.8177	$0.2315	$1.0492

Total Annual Operating Expenses6

Share Class	With Fee Waiver	Without Fee Waiver
A	1.39%	1.52%
Advisor	1.14%	1.27%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets, of which frontier markets are a subset, involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Because these frameworks are typically even less developed in frontier markets, as well as various factors including the increased potential for extreme price volatility, illiquidity, trade barriers and exchange controls, the risks associated with developing markets are magnified in frontier markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global emerging markets. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 7/1/19	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Ending Account Value 12/31/19	Expenses Paid During Period 7/1/19–12/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,109.90	$ 7.34	$1,018.25	$ 7.02	1.38%
C	$1,000	$1,105.50	$11.30	$1,014.47	$10.82	2.13%
R	$1,000	$1,108.30	$ 8.66	$1,016.99	$ 8.29	1.63%
R6	$1,000	$1,111.60	$ 5.27	$1,020.21	$ 5.04	0.99%
Advisor	$1,000	$1,111.10	$ 6.01	$1,019.51	$ 5.75	1.13%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6. Does not include acquired fund fees and expenses.

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Financial Highlights

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.17	$21.98	$15.82	$13.59	$17.09

Income from investment operations[a]:

Net investment income[b]	0.32 [c]	0.20	0.15	0.10	0.07

Net realized and unrealized gains (losses)	4.46	(3.76)	6.21	2.32	(3.43)

Total from investment operations	4.78	(3.56)	6.36	2.42	(3.36)

Less distributions from:

Net investment income	(0.76)	(0.25)	(0.20)	(0.19)	(0.14)

Net realized gains	(0.23)	—	—	—	—

Total distributions	(0.99)	(0.25)	(0.20)	(0.19)	(0.14)

Net asset value, end of year	$21.96	$18.17	$21.98	$15.82	$13.59

Total return[d]	26.39%	(16.20)%	40.20%	17.84%	(19.67)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.52%	1.56%	1.73%	1.79%	1.75%

Expenses net of waiver and payments by affiliates	1.38%	1.34%	1.55% [e]	1.58%	1.68%

Net investment income	1.57% [c]	0.99%	0.76%	0.64%	0.44%

Supplemental data

Net assets, end of year (000’s)	$1,067,300	$917,488	$1,178,838	$961,888	$822,399

Portfolio turnover rate	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.15%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2019	2018	2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.75	$21.34	$15.38		$13.22	$16.62

Income from investment operations[a]:

Net investment income (loss)[b]	0.20 [c]	0.08	—	[d]	(0.02)	(0.04)

Net realized and unrealized gains (losses)	4.32	(3.67)	6.01		2.26	(3.33)

Total from investment operations	4.52	(3.59)	6.01		2.24	(3.37)

Less distributions from:

Net investment income	(0.58)	—	(0.05)		(0.08)	(0.03)

Net realized gains	(0.23)	—	—		—	—

Total distributions	(0.81)	—	(0.05)		(0.08)	(0.03)

Net asset value, end of year	$21.46	$17.75	$21.34		$15.38	$13.22

Total return[e]	25.42%	(16.78)%	39.19%		16.90%	(20.28)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	2.27%	2.31%	2.48%		2.54%	2.47%

Expenses net of waiver and payments by affiliates	2.13%	2.09%	2.30%	[f]	2.33%	2.40%

Net investment income (loss)	0.82% [c]	0.24%	0.01%		(0.11)%	(0.28)%

Supplemental data

Net assets, end of year (000’s)	$56,860	$63,116	$172,523		$141,100	$117,379

Portfolio turnover rate	17.71%	9.96%	8.89%		27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.40%.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

fBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$17.86	$21.61	$15.57	$13.37	$16.80

Income from investment operations[a]:

Net investment income[b]	0.29 [c]	0.15	0.10	0.07	0.03

Net realized and unrealized gains (losses)	4.36	(3.70)	6.09	2.27	(3.36)

Total from investment operations	4.65	(3.55)	6.19	2.34	(3.33)

Less distributions from:

Net investment income	(0.71)	(0.20)	(0.15)	(0.14)	(0.10)

Net realized gains	(0.23)	—	—	—	—

Total distributions	(0.94)	(0.20)	(0.15)	(0.14)	(0.10)

Net asset value, end of year	$21.57	$17.86	$21.61	$15.57	$13.37

Total return	26.02%	(16.38)%	39.90%	17.48%	(19.83)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.77%	1.81%	1.98%	2.04%	1.97%

Expenses net of waiver and payments by affiliates	1.63%	1.59%	1.80% [d]	1.83%	1.90%

Net investment income	1.32% [c]	0.74%	0.51%	0.39%	0.22%

Supplemental data

Net assets, end of year (000’s)	$20,016	$18,025	$22,512	$16,628	$17,657

Portfolio turnover rate	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.90%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.02	$21.82	$15.70	$13.49	$16.99

Income from investment operations[a]:

Net investment income[b]	0.39 [c]	0.28	0.22	0.19	0.12

Net realized and unrealized gains (losses)	4.45	(3.75)	6.19	2.28	(3.40)

Total from investment operations	4.84	(3.47)	6.41	2.47	(3.28)

Less distributions from:

Net investment income	(0.85)	(0.33)	(0.29)	(0.26)	(0.22)

Net realized gains	(0.23)	—	—	—	—

Total distributions	(1.08)	(0.33)	(0.29)	(0.26)	(0.22)

Net asset value, end of year	$21.78	$18.02	$21.82	$15.70	$13.49

Total return	26.89%	(15.90)%	40.88%	18.34%	(19.34)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%	1.21%	1.28%	1.30%	1.27%

Expenses net of waiver and payments by affiliates	0.99%	0.96%	1.09% [d]	1.13%	1.22%

Net investment income	1.96% [c]	1.37%	1.22%	1.09%	0.90%

Supplemental data

Net assets, end of year (000’s)	$120,791	$94,344	$103,734	$57,153	$48,263

Portfolio turnover rate	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.54%.

dBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$18.06	$21.86	$15.73	$13.52	$17.01

Income from investment operations[a]:

Net investment income[b]	0.37 [c]	0.25	0.20	0.13	0.12

Net realized and unrealized gains (losses)	4.44	(3.75)	6.18	2.31	(3.43)

Total from investment operations	4.81	(3.50)	6.38	2.44	(3.31)

Less distributions from:

Net investment income	(0.82)	(0.30)	(0.25)	(0.23)	(0.18)

Net realized gains	(0.23)	—	—	—	—

Total distributions	(1.05)	(0.30)	(0.25)	(0.23)	(0.18)

Net asset value, end of year	$21.82	$18.06	$21.86	$15.73	$13.52

Total return	26.67%	(15.99)%	40.59%	18.08%	(19.47)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.27%	1.31%	1.48%	1.54%	1.47%

Expenses net of waiver and payments by affiliates	1.13%	1.09%	1.30% [d]	1.33%	1.40%

Net investment income	1.82% [c]	1.24%	1.01%	0.89%	0.72%

Supplemental data

Net assets, end of year (000’s)	$195,065	$156,766	$179,125	$117,914	$101,900

Portfolio turnover rate	17.71%	9.96%	8.89%	27.40%	67.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.09 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.40%.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON DEVELOPING MARKETS TRUST

Statement of Investments, December 31, 2019

	Industry	Shares/ Rights	Value

Common Stocks and Other Equity Interests 92.5%
Brazil 2.8%
[a] B2W Cia Digital	Internet & Direct Marketing Retail	387,500	$6,060,020
B3 SA - Brasil Bolsa Balcao	Capital Markets	466,200	4,983,857
Lojas Americanas SA	Multiline Retail	500,800	2,454,474
[a] Lojas Americanas SA, rts., 1/08/20	Multiline Retail	4,833	9,030
M. Dias Branco SA	Food Products	591,300	5,612,165
Mahle-Metal Leve SA	Auto Components	10,800	77,383
Totvs SA	Software	215,400	3,459,154
Vale SA	Metals & Mining	1,343,400	17,813,962

			40,470,045

Cambodia 0.9%
NagaCorp Ltd.	Hotels, Restaurants & Leisure	7,709,500	13,455,488

China 27.1%
[a] Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	409,500	86,854,950
BAIC Motor Corp. Ltd., H	Automobiles	5,961,900	3,381,748
[a] Baidu Inc., ADR	Interactive Media & Services	61,483	7,771,451
Brilliance China Automotive Holdings Ltd.	Automobiles	37,529,200	38,914,818
China Construction Bank Corp., H	Banks	27,340,200	23,612,996
China Merchants Bank Co. Ltd., A	Banks	1,441,400	7,779,155
China Merchants Bank Co. Ltd., H	Banks	2,282,300	11,730,313
China Mobile Ltd.	Wireless Telecommunication Services	1,952,359	16,411,010
China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	10,729,492	6,457,826
China Resources Cement Holdings Ltd.	Construction Materials	10,008,600	12,741,464
CNOOC Ltd.	Oil, Gas & Consumable Fuels	10,624,200	17,669,960
COSCO SHIPPING Ports Ltd.	Transportation Infrastructure	3,521,105	2,882,929
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	270,962	1,547,193
[b] Health & Happiness H&H International Holdings Ltd.	Food Products	1,588,500	6,574,327
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	5,684,600	9,279,431
NetEase Inc., ADR	Entertainment	18,341	5,624,084
Ping An Bank Co. Ltd., A	Banks	4,068,138	9,610,649
Ping An Insurance Group Co. of China Ltd., A	Insurance	985,779	12,098,557
[a] Prosus NV	Internet & Direct Marketing Retail	116,411	8,685,433
Sands China Ltd.	Hotels, Restaurants & Leisure	1,154,000	6,168,153
Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	684,000	11,841,382
Tencent Holdings Ltd.	Interactive Media & Services	1,669,395	80,467,226
Uni-President China Holdings Ltd.	Food Products	4,675,500	4,908,126
Weifu High-Technology Co. Ltd., B	Auto Components	1,348,863	2,317,836

			395,331,017

Czech Republic 0.4%
Moneta Money Bank AS	Banks	1,701,603	6,378,244

Hungary 1.0%
Richter Gedeon Nyrt	Pharmaceuticals	683,469	14,861,043

India 7.8%
Bajaj Holdings & Investment Ltd.	Diversified Financial Services	214,808	10,255,272
Biocon Ltd.	Biotechnology	2,572,808	10,589,779
Coal India Ltd.	Oil, Gas & Consumable Fuels	1,356,548	4,018,028
Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	1,138,844	5,545,391

16	Annual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
India (continued)
ICICI Bank Ltd.	Banks	8,171,501	$61,714,272
Infosys Ltd.	IT Services	1,342,256	13,753,633
Tata Chemicals Ltd.	Chemicals	846,962	7,918,273

			113,794,648

Indonesia 1.1%
Astra International Tbk PT	Automobiles	32,384,800	16,154,492

Kenya 0.4%
Equity Group Holdings PLC	Banks	10,013,923	5,286,087

Mexico 2.0%
Banco Santander Mexico SA Institucion de Banca Multiple
Grupo Financiero Santander, ADR	Banks	3,726,457	25,265,378
Nemak SAB de CV	Auto Components	9,140,436	3,830,777

			29,096,155

Pakistan 0.4%
Habib Bank Ltd.	Banks	5,818,400	5,961,045

Peru 0.4%
Intercorp Financial Services Inc.	Banks	123,460	5,049,514

Philippines 0.3%
BDO Unibank Inc.	Banks	1,411,517	4,400,546

Russia 8.1%
Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	1,492,646	12,281,492
LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	350,812	34,793,534
[a] Mail.Ru Group Ltd., GDR	Interactive Media & Services	510,466	11,383,392
Sberbank of Russia PJSC, ADR	Banks	2,190,447	36,010,949
[a] Yandex NV, A	Interactive Media & Services	555,909	24,176,482

			118,645,849

Singapore 0.1%
DBS Group Holdings Ltd.	Banks	109,798	2,112,379

South Africa 3.9%
Massmart Holdings Ltd.	Food & Staples Retailing	2,604,120	9,542,756
Naspers Ltd., N	Internet & Direct Marketing Retail	286,624	46,883,932

			56,426,688

South Korea 17.0%
Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	259,425	11,894,156
Hankook Tire & Technology Co. Ltd.	Auto Components	89,556	2,599,161
Hanon Systems	Auto Components	419,862	4,049,742
HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	93,526	2,075,227
KT Skylife Co. Ltd.	Media	716,862	5,407,518
LG Corp.	Industrial Conglomerates	421,931	26,936,658
Naver Corp.	Interactive Media & Services	273,382	44,105,696
POSCO	Metals & Mining	67,586	13,827,186
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,368,146	114,311,150
Samsung Life Insurance Co. Ltd.	Insurance	182,422	11,756,537

franklintempleton.com	Annual Report	17

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS

	Industry	Shares/ Rights	Value

Common Stocks and Other Equity Interests (continued)
South Korea (continued)
SK Hynix Inc.	Semiconductors & Semiconductor Equipment	139,250	$11,335,241

			248,298,272

Taiwan 10.8%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	492,000	3,733,877
CTBC Financial Holding Co. Ltd.	Banks	10,910,000	8,170,372
FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	7,883,100	2,650,530
Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	5,745,392	17,441,128
Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	22,100	3,694,293
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	11,052,000	122,303,233

			157,993,433

Thailand 2.5%
Kasikornbank PCL, fgn	Banks	3,024,000	15,287,605
Kiatnakin Bank PCL, fgn	Banks	4,178,300	9,263,279
Siam Commercial Bank PCL, fgn	Banks	1,268,000	5,196,372
Thai Beverage PCL, fgn	Beverages	9,206,700	6,091,260

			35,838,516

United Kingdom 2.7%
Unilever PLC	Personal Products	692,182	39,883,663

United States 2.8%
Cognizant Technology Solutions Corp., A	IT Services	494,099	30,644,020
[a] IMAX Corp.	Entertainment	502,204	10,260,028

			40,904,048

Total Common Stocks and Other Equity Interests (Cost $939,158,136)			1,350,341,172

Preferred Stocks 5.2%
Brazil 5.2%
[c] Banco Bradesco SA, 5.539%, ADR, pfd	Banks	4,094,574	36,646,437
[c] Itau Unibanco Holding SA, 8.209%, ADR, pfd	Banks	3,448,959	31,557,975
[c] Petroleo Brasileiro SA, 3.15%, ADR, pfd	Oil, Gas & Consumable Fuels	505,700	7,545,044

Total Preferred Stocks (Cost $37,057,836)			75,749,456

Total Investments before Short Term Investments (Cost $976,215,972)			1,426,090,628

Short Term Investments 2.0%

Money Market Funds (Cost $29,604,399) 2.0%

United States 2.0%
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 1.26%		29,604,399	29,604,399

18	Annual Report	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

STATEMENT OF INVESTMENTS

	Shares	Value

Short Term Investments (continued)

[f] Investments from Cash Collateral Received for Loaned Securities 0.0%†
Money Market Funds (Cost $64,815) 0.0%†
United States 0.0%†
[d,e] Institutional Fiduciary Trust Money Market Portfolio, 1.26%	64,815	$64,815

Total Investments (Cost $1,005,885,186) 99.7%		1,455,759,842

Other Assets, less Liabilities 0.3%		4,273,247

Net Assets 100.0%		$1,460,033,089

See Abbreviations on page 33.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2019. See Note 1(c).

cVariable rate security. The rate shown represents the yield at period end.

dSee Note 3(f) regarding investments in affiliated management investment companies.

eThe rate shown is the annualized seven-day effective yield at period end.

fSee Note 1(c) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$976,215,972
Cost - Non-controlled affiliates (Note 3f)	29,669,214

Value - Unaffiliated issuers +	$1,426,090,628
Value - Non-controlled affiliates (Note 3f)	29,669,214
Foreign currency, at value (cost $521)	521
Receivables:
Investment securities sold	535,175
Capital shares sold	5,041,670
Dividends	6,162,247
Foreign tax refund	17,066
Other assets	165

Total assets	1,467,516,686

Liabilities:
Payables:
Investment securities purchased	856,944
Capital shares redeemed	2,056,331
Management fees	1,125,468
Distribution fees	276,875
Transfer agent fees	307,867
Payable upon return of securities loaned	64,815
Deferred tax	2,456,619
Accrued expenses and other liabilities	338,678

Total liabilities	7,483,597

Net assets, at value	$1,460,033,089

Net assets consist of:
Paid-in capital	$1,078,842,825
Total distributable earnings (losses)	381,190,264

Net assets, at value	$1,460,033,089

+Includes securities loaned	$61,667

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

December 31, 2019

Class A:
Net assets, at value	$1,067,300,146

Shares outstanding	48,610,346

Net asset value per share[a]	$21.96

Maximum offering price per share (net asset value per share ÷ 94.50%)	$23.24

Class C:
Net assets, at value	$56,860,222

Shares outstanding	2,649,889

Net asset value and maximum offering price per share[a]	$21.46

Class R:
Net assets, at value	$20,016,367

Shares outstanding	927,867

Net asset value and maximum offering price per share	$21.57

Class R6:
Net assets, at value	$120,791,432

Shares outstanding	5,545,752

Net asset value and maximum offering price per share	$21.78

Advisor Class:
Net assets, at value	$195,064,922

Shares outstanding	8,938,890

Net asset value and maximum offering price per share	$21.82

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the year ended December 31, 2019

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$39,384,523
Non-controlled affiliates (Note 3f)	487,067
Interest: (net of foreign taxes)~
Unaffiliated issuers	34,531
Income from securities loaned:
Non-controlled affiliates (Note 3f)	114

Total investment income	39,906,235

Expenses:
Management fees (Note 3a)	14,020,621
Distribution fees: (Note 3c)
Class A	2,473,615
Class C	608,428
Class R	95,211
Transfer agent fees: (Note 3e)
Class A	1,534,969
Class C	94,391
Class R	29,721
Class R6	39,522
Advisor Class	273,667
Custodian fees (Note 4)	375,390
Reports to shareholders	177,471
Registration and filing fees	138,907
Professional fees	131,359
Trustees’ fees and expenses	188,208
Other	46,811

Total expenses	20,228,291

Expenses waived/paid by affiliates (Note 3f and 3g)	(1,936,538)

Net expenses	18,291,753

Net investment income	21,614,482

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	80,186,116
Foreign currency transactions	(707,632)

Net realized gain (loss)	79,478,484

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	216,585,449
Translation of other assets and liabilities denominated in foreign currencies	401,766
Change in deferred taxes on unrealized appreciation	(267,405)

Net change in unrealized appreciation (depreciation)	216,719,810

Net realized and unrealized gain (loss)	296,198,294

Net increase (decrease) in net assets resulting from operations	$317,812,776

*Foreign taxes withheld on dividends	$4,659,729
~Foreign taxes withheld on interest	$23,750
#Net of foreign taxes	$2,139,745

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON DEVELOPING MARKETS TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended December 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$21,614,482	$14,619,520
Net realized gain (loss)	79,478,484	64,714,220
Net change in unrealized appreciation (depreciation)	216,719,810	(335,669,083)

Net increase (decrease) in net assets resulting from operations	317,812,776	(256,335,343)

Distributions to shareholders:
Class A	(46,760,052)	(12,287,764)
Class C	(2,077,821)	—
Class R	(847,686)	(197,582)
Class R6	(5,673,314)	(1,676,225)
Advisor Class	(8,880,953)	(2,562,397)

Total distributions to shareholders	(64,239,826)	(16,723,968)

Capital share transactions: (Note 2)
Class A	(36,510,410)	(71,662,980)
Class C	(17,789,807)	(83,676,819)
Class R	(1,593,568)	(652,516)
Class R6	6,458,686	10,972,208
Advisor Class	6,155,524	11,086,440

Total capital share transactions	(43,279,575)	(133,933,667)

Net increase (decrease) in net assets	210,293,375	(406,992,978)
Net assets:
Beginning of year	1,249,739,714	1,656,732,692

End of year	$1,460,033,089	$1,249,739,714

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON DEVELOPING MARKETS TRUST

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

Templeton Developing Markets Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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NOTES TO FINANCIAL STATEMENTS

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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NOTES TO FINANCIAL STATEMENTS

1.   Organization and Significant Accounting

Policies (continued)

d.   Income and Deferred Taxes (continued)

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.   Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At December 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold[a]	4,840,831	$99,440,179	7,871,601	$157,528,775

Shares issued in reinvestment of distributions	1,864,306	40,610,539	603,651	10,787,233

Shares redeemed	(8,598,607)	(176,561,128)	(11,605,462)	(239,978,988)

Net increase (decrease)	(1,893,470)	$(36,510,410)	(3,130,210)	$(71,662,980)

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NOTES TO FINANCIAL STATEMENTS

	Year Ended December 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class C Shares:

Shares sold	337,371	$6,761,175	728,900	$14,876,040

Shares issued in reinvestment of distributions	95,212	2,027,153	—	—

Shares redeemed[a]	(1,337,666)	(26,578,135)	(5,256,767)	(98,552,859)

Net increase (decrease)	(905,083)	$(17,789,807)	(4,527,867)	$(83,676,819)

Class R Shares:

Shares sold	217,714	$4,323,931	408,112	$8,398,931

Shares issued in reinvestment of distributions	38,809	830,612	10,678	187,617

Shares redeemed	(337,670)	(6,748,111)	(451,385)	(9,239,064)

Net increase (decrease)	(81,147)	$(1,593,568)	(32,595)	$(652,516)

Class R6 Shares:

Shares sold	1,311,708	$26,602,851	1,579,435	$33,626,359

Shares issued in reinvestment of distributions	131,402	2,840,140	42,681	756,740

Shares redeemed	(1,132,170)	(22,984,305)	(1,141,017)	(23,410,891)

Net increase (decrease)	310,940	$6,458,686	481,099	$10,972,208

Advisor Class Shares:

Shares sold	2,874,376	$59,025,675	3,797,213	$78,509,855

Shares issued in reinvestment of distributions	375,984	8,141,495	136,441	2,423,201

Shares redeemed	(2,992,920)	(61,011,646)	(3,446,857)	(69,846,616)

Net increase (decrease)	257,440	$6,155,524	486,797	$11,086,440

aMay include a portion of Class C shares that were automatically converted to Class A.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates (continued)

a.   Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.050%	Up to and including $1 billion
1.000%	Over $1 billion, up to and including $5 billion
0.950%	Over $5 billion, up to and including $10 billion
0.900%	Over $10 billion, up to and including $15 billion
0.850%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

For the year ended December 31, 2019, the gross effective investment management fee rate was 1.036% of the Fund’s average daily net assets.

b.   Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$42,577
CDSC retained	$ 5,613

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended December 31, 2019, the Fund paid transfer agent fees of $1,972,270, of which $867,930 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended December 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.26%	$16,054,337	$241,563,410	$(228,013,348)	$ —	$ —	$29,604,399	29,604,399	$487,067

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.26%	—	78,225	(13,410)	—	—	64,815	64,815	114

Total Affiliated Securities	$16,054,337	$241,641,635	$(228,026,758)	$ —	$ —	$29,669,214		$487,181

g.   Waiver and Expense Reimbursements

Asset Management and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation,

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TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS

3.   Transactions with Affiliates (continued)

g.   Waiver and Expense Reimbursements (continued)

indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.13% and for Class R6 do not exceed 1.00%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to May 1, 2019, the expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.98% based on the average net assets of the class.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2019, there were no credits earned.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$6,768,296
Long term	32,698,221

Total capital loss carryforwards	$39,466,517	[a]

aIncludes $39,466,517 from the acquired Templeton BRIC Fund, which may be carried over to offset future capital gains, subject to certain limitations.

During the year ended December 31, 2019, the Fund utilized $47,621,025 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$49,391,330	$16,723,968
Long term capital gain	14,848,496	—

	$64,239,826	$16,723,968

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NOTES TO FINANCIAL STATEMENTS

At December 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,038,960,373

Unrealized appreciation	$510,616,884
Unrealized depreciation	(93,817,415)

Net unrealized appreciation (depreciation)	$416,799,469

Distributable earnings:
Undistributed ordinary income	$1,208,739
Undistributed long term capital gains	5,103,882

Total distributable earnings	$6,312,621

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2019, aggregated $234,794,328 and $333,002,005 respectively.

7.   Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

The United States and other nations have imposed and could impose additional sanctions on certain issuers in Russia due to regional conflicts. These sanctions could result in the devaluation of Russia’s currency, a downgrade in Russian issuers’ credit ratings, or a decline in the value and liquidity of Russian stocks or other securities. Such sanctions could also adversely affect Russia’s economy. The Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, if the Fund holds the securities of an issuer that is subject to such sanctions, an immediate freeze of that issuer’s securities could result, impairing the ability of the Fund to buy, sell, receive or deliver those securities. There is also the risk that countermeasures could be taken by Russia’s government, which could involve the seizure of the Fund’s assets. These risks could affect the value of the Fund’s portfolio. While the Fund holds securities of certain issuers impacted by the sanctions, existing investments do not presently violate the applicable terms and conditions of the sanctions. The sanctions currently do not affect the Fund’s ability to sell these securities. At December 31, 2019, the Fund had 8.1% of its net assets invested in Russia.

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TEMPLETON DEVELOPING MARKETS TRUST

NOTES TO FINANCIAL STATEMENTS

8.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matured on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective February 7, 2020, the Borrowers renewed the Global Credit Facility for a one year term, maturing February 5, 2021, for a total of $2 billion.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended December 31, 2019, the Fund did not use the Global Credit Facility.

9.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of December 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:

Investments in Securities:[a]

Equity Investments:[b]

Brazil	$116,210,471	$9,030	$—	$116,219,501

Russia	106,364,357	12,281,492	—	118,645,849

All Other Equity Investments	1,191,225,278	—	—	1,191,225,278

Short Term Investments	29,669,214	—	—	29,669,214

Total Investments in Securities	$1,443,469,320	$12,290,522	$—	$1,455,759,842

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks as well as other equity interests.

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NOTES TO FINANCIAL STATEMENTS

10.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

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TEMPLETON DEVELOPING MARKETS TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Developing Markets Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Developing Markets Trust (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 20, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $14,848,496 as a long term capital gain dividend for the fiscal year ended December 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $24,798,462 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended December 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0981	$0.8830	$0.2912

Class C	$0.0981	$0.6986	$0.2305

Class R	$0.0981	$0.8307	$0.2739

Class R6	$0.0981	$0.9625	$0.3176

Advisor Class	$0.0981	$0.9348	$0.3083

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON DEVELOPING MARKETS TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932)	Trustee	Since 1992	132	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	33	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950)	Trustee	Since 2016	132	Avis Budget Group Inc. (car rental)
300 S.E. 2nd Street				(2007-present), Omnicom Group Inc.
Fort Lauderdale, FL 33301-1923				(advertising and marketing
				communications services)
				(2011-present) and White Mountains
				Insurance Group, Ltd. (holding
				company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952)	Lead	Trustee since	132	Hess Corporation (exploration of oil
300 S.E. 2nd Street	Independent	1996 and Lead		and gas) (1993-present), Canadian
Fort Lauderdale, FL 33301-1923	Trustee	Independent		National Railway (railroad)
		Trustee since		(2001-present), White Mountains
		2007		Insurance Group, Ltd. (holding
company) (2004-present), Santander
Consumer USA Holdings, Inc.
(consumer finance) (2016-present),
RTI International Metals, Inc.
(manufacture and distribution of
titanium) (1999-2015) and H.J. Heinz
Company (processed foods and allied
products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2010).
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Private investor; and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (May 2019-January 1, 2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	33	Hess Midstream LP (oil and gas
300 S.E. 2nd Street				midstream infrastructure)
Fort Lauderdale, FL 33301-1923				(2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2005	132	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON DEVELOPING MARKETS TRUST

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Constantine D. Tseretopoulos	Trustee	Since 1991	21	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	33	El Oro Ltd (investments) (2003-2019).
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961)	Trustee	Since 2007	144	None
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 39 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	132	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 37 of the investment companies in Franklin Templeton.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

Breda M. Beckerle (1958)	Interim Chief	Since January	Not Applicable	Not Applicable
280 Park Avenue	Compliance	2020
New York, NY 10017	Officer

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary Investment Management International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; and officer of 41 of the investment companies in Franklin Templeton.

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TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971)	Chief Executive	Since 2017	Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 41 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973)	Chief Financial	Since 2017	Not Applicable	Not Applicable
300 S.E. 2nd Street	Officer, Chief
Fort Lauderdale, FL 33301-1923	Accounting
Officer and
Treasurer

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton; and officer of 15 of the investment companies in Franklin Templeton.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 41 of the investment companies in Franklin Templeton.

Manraj S. Sekhon (1969)	President and	Since 2018	Not Applicable	Not Applicable
7 Temasek Blvd.,	Chief Executive
Suntec Tower 1, #38-03	Officer –
Singapore 038987	Investment
Management

Principal Occupation During at Least the Past 5 Years:
Chief Investment Officer, Franklin Templeton Emerging Markets Equity; officer of four of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive and Chief Investment Officer, Fullerton Fund Management Company Ltd. (2011-2016).

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton; and officer of 41 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton.

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TEMPLETON DEVELOPING MARKETS TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Lori A. Weber (1964)	Vice President	Vice President	Not Applicable	Not Applicable
300 S.E. 2nd Street	and Secretary	since 2011
Fort Lauderdale, FL 33301-1923		and Secretary
since 2013
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 41 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON DEVELOPING MARKETS TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

franklintempleton.com	Annual Report	41

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton Developing Markets Trust
Investment Manager	Distributor	Shareholder Services
Templeton Asset	Franklin Templeton Distributors, Inc.	(800) 632-2301
Management Ltd.	(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2020 Franklin Templeton Investments. All rights reserved.	711 A 02/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $56,231 for the fiscal year ended December 31, 2019 and $53,124 for the fiscal year ended December 31, 2018.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended December 31, 2019 and $0 for the fiscal year ended December 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2019 and $555 for the fiscal year ended December 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $160,144 for the fiscal year ended December 31, 2019 and $7,500 for the fiscal year ended December 31, 2018. The services for which these fees were paid included valuation Services related to Fair Value engagement, issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures, and benchmarking services in connection with the ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $180,144 for the fiscal year ended December 31, 2019 and $8,055 for the fiscal year ended December 31, 2018.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON DEVELOPING MARKETS TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date February 28, 2020

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date February 28, 2020